Change in Accounting Estimate	12 Months Ended
Dec. 31, 2013
Accounting Changes And Error Corrections [Abstract]
Change in Accounting Estimate
24.	Change in Accounting Estimate

Effective January 1, 2012, the Company reduced the estimated useful life of six of its older shuttle tankers from 25 years to 20 years. As a result of the change in useful life, the Company increased its estimate of the residual value of these vessels to reflect the more recent average scrap prices. As a result, depreciation and amortization expense has increased by $14.9 million for the year ended December 31, 2012, and net income attributable to the stockholders of Teekay has decreased by $4.4 million, or $0.06 per share, for the year ended December 31, 2012.